UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest event Reported): October 30, 2007 (October 29, 2007)
CHINA PUBLIC SECURITY TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Florida	333-132119	59-1944687
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

21st Floor, Everbright Bank Building,
Zhuzilin, Futian District,
Shenzhen, Guangdong, 518040
People's Republic of China
(Address of Principal Executive Offices)

Registrant's Telephone Number, Including Area Code:	(+86) 755 -8370-8333

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry Into A Material Definitive Agreement.

On October 25, 2007, China Public Security Technology, Inc. (the "Company") reported its entry into a securities purchase agreement (the "Securities Purchase Agreement") with certain accredited investors (collectively, the "Investors"). Under the Securities Purchase Agreement, the Company agreed to issue and sell to the Investors up to 5,000,000 shares of the Company’s common stock, representing approximately 11% of the issued and outstanding capital stock of the Company on a fully-diluted basis as of and immediately after consummation of the transactions contemplated by the Securities Purchase Agreement, for an aggregate purchase price of up to $40,000,000 (the "Purchase Price"), or $8.00 per share.

Pursuant to the Securities Purchase Agreement, the Company also reported entry into (i) a registration rights agreement (the "Registration Rights Agreement") with the Investors, pursuant to which, among other things, the Company agreed to register the shares of its common stock issued to the Investors within a pre-defined period and (ii) a closing escrow agreement (the "Escrow Agreement") with the Investors and the Company’s U.S. legal counsel, as escrow agent, pursuant to which the Investors agreed to deposit the Purchase Price into escrow to be released upon the occurrence of the events sent forth in the Escrow Agreement. The Company also agreed to use its reasonable best efforts to have its common stock listed and traded on any one of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market or the NASDAQ Capital Market by June 30, 2008.

October 29, 2007, the parties consummated the transactions contemplated by the Securities Purchase Agreement. For further details regarding the Securities Purchase Agreement, Registration Rights Agreement and Escrow Agreement, please see the current report on Form 8-K filed by the Company on October 25, 2007 and the forms of agreements attached thereto as Exhibits 4.1, 10.1 and 10.2, which are incorporated herein by reference.

In connection with consummation of the transactions contemplated by the Securities Purchase Agreement, the Company issued warrants (the "Warrants") to Roth Capital Partners, LLC and Brean Murray, Carret & Co., LLC for the purchase of 300,000 and 100,000 shares of the Company’s common stock, respectively, which warrants are for a term of 5 years and have an exercise price of $9.60 per share, and include registration rights to register the shares issuable upon exercise of such warrants. This brief description of the terms of the Warrants is qualified by reference to the provisions of the Warrants attached to this report as Exhibits 4.2 and 4.3.

Item 3.02         Unregistered Sales Of Equity Securities.

On October 29, 2007, the Company consummated a private placement pursuant to which the Company sold to certain accredited investors 5,000,000 shares (the "Shares") of the Company’s common stock, representing approximately 11% of the issued and outstanding capital stock of the Company on a fully-diluted basis as of and immediately after consummation of the transactions contemplated by the Securities Purchase Agreement, for an aggregate purchase price of up to $40,000,000, or $8.00 per share.

The foregoing securities were issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933 (the "Securities Act") for the offer and sale of securities not involving a public offering and Rule 506 of Regulation D promulgated thereunder. The stockholders who received the securities agreed that (a) they had access to all of the Company’s information pertaining to the investment and were provided with the opportunity to ask questions and receive answers regarding the offering, (b) they were acquiring the securities for their own account for investment and not for the account of any other person and not with a view to or for any distribution within the meaning of the Securities Act and (c) they would not sell or otherwise transfer the purchased shares unless in compliance with state and federal securities laws. Each of the stockholders represented that they are accredited investors as defined in Rule 501(a) under the Securities Act and that there was no general solicitation or advertising in connection with the offer and sale of the Shares.

Roth Capital Partners, LLC ("Roth") and Brean Murray, Carret & Co., LLC ("Brean Murray") acted as the Company’s co-lead placement agents in connection with the offering of the Shares. As compensation for their services, Roth and Brean Murray received cash fees equal to $2,400,000 and $800,000, respectively, representing 6% and 2% of the gross proceeds received from the sale of the Shares. In addition, Roth and Brean Murray received warrants for the purchase of 300,000 and 100,000 shares of the Company’s common stock, respectively, representing 6% and 2% of the gross proceeds received from the sale of the Shares divided by the per share price of the Shares. The warrants have a term of five years, are exercisable immediately and have an exercise price of $9.60, or 120% of the per share purchase price of the Shares, and include registration rights to register shares issuable upon exercise of such warrants.

Item 9.01. Financial Statements And Exhibits.

(d)     Exhibits.

Exhibit No.	Description

4.1*	Form of Registration Rights Agreement, dated October 25, 2007 [Incorporated by reference to Exhibit 4.1 to the Company’s current report on Form 8-K filed on October 25, 2007].

4.2	Common Stock Purchase Warrant issued to Roth Capital Partners, LLC, dated October 29, 2007.

4.3	Common Stock Purchase Warrant issued to Brean Murray, Carret & Co., LLC, dated October 29, 2007.

10.1*	Form of Securities Purchase Agreement, dated October 25, 2007 [Incorporated by reference to Exhibit 10.1 to the Company’s current report on Form 8-K filed on October 25, 2007].

10.2*	Form of Closing Escrow Agreement, dated October 25, 2007 [Incorporated by reference to Exhibit 10.2 to the Company’s current report on Form 8-K filed on October 25, 2007].

99.1	Press Release, dated October 30, 2007.

*Incorporated by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA PUBLIC SECURITY TECHNOLOGY, INC.

Dated: October 30, 2007	/s/ Jiang Huai Lin
Jiang Huai Lin
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1*	Form of Registration Rights Agreement, dated October 25, 2007 [Incorporated by reference to Exhibit 4.1 to the Company’s current report on Form 8-K filed on October 25, 2007].

4.2	Common Stock Purchase Warrant issued to Roth Capital Partners, LLC, dated October 29, 2007.

4.3	Common Stock Purchase Warrant issued to Brean Murray, Carret & Co., LLC, dated October 29, 2007.

10.1*	Form of Securities Purchase Agreement, dated October 25, 2007 [Incorporated by reference to Exhibit 10.1 to the Company’s current report on Form 8-K filed on October 25, 2007].

10.2*	Form of Closing Escrow Agreement, dated October 25, 2007 [Incorporated by reference to Exhibit 10.2 to the Company’s current report on Form 8-K filed on October 25, 2007].

99.1	Press Release, dated October 30, 2007.

*Incorporated by reference.